EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 19, 2001 included in Netro Corporation's Form 10-K for the year ended December 31, 2000, into the Company's previously filed Registration Statement File Nos. 333-31334 and 333-85757.

                                                        /s/ Arthur Andersen LLP

San Jose, California
July 6, 2001